METROSPACES, INC.

Unanimous Consent of Directors
Pursuant to Section 144(f) of the General Corporation Law

THE UNDERSIGNED, being all of the directors of Metrospaces, Inc., a Delaware corporation, hereby adopt the following resolutions:

RESOLVED, that, until December 31st, 2018, the Corporation shall not, adopt any amendment to its certificate of incorporation that effects or permits any combination of the Common Stock (sometimes referred to a "reverse split").

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Consent of Directors this twenty-sixth day of October 23rd, 2017.

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Carlos Daniel Silva

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Alexander Victor Batallés

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Oscar Brito